Exhibit 99.1

January 2015

Forward Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. Our forward-looking statements are generally, but not always, accompanied by words such as "estimate," "believe," "expect," "anticipate," "would," "will," "may," "plan," "goal," "target," "could," "continue," "intend" or other words that convey the uncertainty of future events or outcomes. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Examples of forward-looking statements include the plans and objectives of management for future operations, including those relating to future growth of our business, and are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control. There can be no assurance that actual developments will be those anticipated by us. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, our ability to recover from our capacity providers, the cost and availability of reinsurance coverage, challenges to our use of issuing carrier or fronting arrangements by regulators or changes in state or federal insurance or other statutes or regulations, our dependence on a limited number of business partners, potential regulatory scrutiny of lender-placed automobile insurance, level of new car sales, availability of credit for vehicle purchases and other factors affecting automobile financing, our ability to compete effectively, a downgrade in the financial strength ratings of our insurance subsidiaries, our ability to accurately underwrite and price our products and to maintain and establish accurate loss reserves, changes in interest rates or other changes in the financial markets, the effects of emerging claim and coverage issues, changes in the demand for our products, the effect of general economic conditions, breaches in data security or other disruptions with our technology, and changes in pricing or other competitive environments. Forward-looking statements involve inherent risks and uncertainties and State National Companies cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports, proxy statements, registration statements, and other written communications, as well as oral statements made from time to time by representatives of State National Companies. These factors and other risks and uncertainties are described in detail in our filings with the Securities and Exchange Commission. The forward-looking statements in this presentation speak only as of the date of this presntation, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. N/C sm 11/20

Who We Are Specialty insurance business founded in 1973 by the Ledbetter family 25+ year track record of profitability Primarily self-financed We operate in two distinct segments: “A” rating from A.M. Best since 1993 We have grown our business organically and through opportunistic transactions 2011 –September 2014 (annualized) GPW growth of 47% Significant new business (including Nephila, Meadowbrook and increased retention of CUNA Mutual business) Capital efficient business model driven by significant fee income High visibility on revenue and earnings Almost 70% of adjusted pre-tax income from fees through September 30, 20141 16% ROE for the trailing 12 months at September 30, 2014, based on adjusted net income2 Adjusted to eliminate the impact of founder special compensation, non-recurring offering expenses and contract modification expense. See “Adjusted Pre-Tax Income Reconciliation” in the appendix for reconciliation to pre-tax income Adjusted to eliminate the impact of founder special compensation, non-recurring offering expenses, contract modification expense and the pro forma provision for income taxes as if the Company had been treated as a C Corporation for the period presented. The effective tax rate for the three months ending December 31, 2013 and the nine months ending September 30, 2014 was 38.1% and 38.8%, respectively. See “Adjusted Net Income Reconciliation” in the appendix for reconciliation to net income Program Services Fee-based fronting services to general agents (“GAs”) and insurance carriers that lack the necessary licenses or A.M. Best rating Lender Services Provide collateral protection insurance (“CPI”) paid by lending institutions to insure vehicles in the event the borrower fails to maintain automobile insurance Updated 11/18/14 sm 1

Company Overview Program Services Lender Services Gross Premium Written Net Premiums Earned Fees Gross Premium Written Net Premiums Earned 3Q14 LTM 3Q13 3Q14 Y-o-Y Growth $919 MM $466 MM $693 MM 49% No retention of underwriting risk $43 MM $22 MM $33 MM 47% 3Q14 LTM 3Q13 3Q14 Y-o-Y Growth $128 MM $85 MM $94 MM 11% $94 MM $61 MM $70 MM 14% 3Q14 LTM Gross Premium Written $1,047 MM Net Premiums Earned $94 MM Adjusted Net Income1 $29 MM Adjusted After-Tax ROE1 16% We are experiencing meaningful growth in our business Net income for 2013 was $22.7 MM. Adjusted net income reflects adjustments to eliminate the impact of founder special compensation, non-recurring offering expenses, contract modification expense and the pro forma provision for income taxes as if the Company had been treated as a C Corporation for the period presented. The effective tax rate for the three months ending December 31, 2013 and the nine months ending September 30, 2014 was 38.1% and 38.8%, respectively. See “Adjusted Net Income Reconciliation” and “Adjusted Pre-Tax Income” in the appendix for reconciliations to net income and pre-tax income. 67% of adjusted pre-tax income1 33% of adjusted pre-tax income1 Updated 11/18/14 sm 2

Company History 1970s: Began CPI expansion into other states 1979: Acquired management contract for County Mutual Began fronting in Texas Late 1990s: Began fronting outside Texas Acquired NSIC in 1999 1984: Formed SNIC to expand licensing and write CPI direct 1993: Received A.M. Best “A” rating in first year of eligibility 2009: Alliance with CUNA Mutual Sold County Mutual management contract 2006: Formed USIC to provide E&S capacity 1973: Formed MGA specializing in CPI in Texas 1970s Present 1990s 2000s 1980s 2010s We have grown our business through Disciplined organic growth Opportunistic transactions 2013 – Q3 2014: New business growth Meadowbrook Nephila Increase CUNA Mutual retention 144A Offering Listed on NASDAQ Updated 11/18/14 sm 3

Over the last 40 years, we have established a strong position in our markets Capital Efficient Business Model Mid-teens ROE Business Significant Barriers to Entry Long-Term Relationships Numerous producer and capacity provider relationships Over 600 lender services clients CUNA Mutual joint venture A.M. Best Proprietary Lender Services Technology InsurTrak proprietary insurance tracking system Built and maintained internally Developed over the last 30 years Deep Credit and Underwriting Expertise Methodologies built since 1970s Historically profitable across market cycles Strong Track Record Approximately $11B of premium ceded with no reinsurance recoverable losses 25+ year track record of profitability “A” rating from A.M. Best since 1993 Updated 11/18/14 sm 4

Name Background Years with State National Terry Ledbetter Co-Founder, Chairman, President and CEO Co-founded the Company in 1973 Over 40 years experience in the insurance industry 41 years David Hale Executive Vice President, COO and CFO Over 30 years experience in the financial services and insurance industry Previously worked at KPMG, PricewaterhouseCoopers and Bank of America 19 years Trace Ledbetter Executive Vice President of Service Over 20 years experience in the insurance industry Previously worked for the brokerage firm Sedgewick James 22 years John Pearson Executive Vice President and National Sales Manager Over 30 years experience in the financial services and insurance industry Previously worked at American Express and Manufacturers Hanover Trust 18 years David Cleff Executive Vice President of Business Affairs, General Counsel and Secretary More than 20 years of experience in the insurance industry Previously held senior positions at American Founders Life Insurance Company and DeHayes Consulting Group 13 years Luke Ledbetter Senior Vice President, Program Sales and Underwriting Over 5 years of experience in the insurance industry Previously practiced law with Baker Botts L.L.P 5 years Senior Management Team N/C sm 11/20 5

Insurance Buyer State National State National is a leading Program Services provider in the U.S. We generally retain no risk other than the solvency of the reinsurer We don’t compete with our clients Producer Capacity Provider (Reinsurer) Property & Casualty (P&C) insurer Offshore reinsurer (Bermuda, Lloyd’s of London, etc.) Institutional risk investors Direct contract negotiation Premium and claims payments Policy administration Indemnification by reinsurer Significant collateral Substantially all risk ceded Program Services Overview Trust Collateral Ceding fee N/C sm 11/20 6

We have a thorough underwriting and credit review process Financial strength and rating of capacity provider Historical underwriting track record Quality of management Significant collateralization $1.6B of collateral against $1.6B of gross recoverables as of September 30, 20141 Over the last 26 years, we have ceded approximately $11B of premium with no reinsurance recoverable losses 3Q2014 Gross Recoverables and Collateral by Customers’ A.M. Best Rating ($ in millions) Program Services Disciplined Credit Underwriting Process Excess Collateral $(239) $(15) $157 $64 $61 Gross Recoverables: $1.6B Collateral: $1.6B 1. $408 MM of unsecured recoverables from higher rated capacity providers Updated 11/18/14 sm 7 $551 $481 $430 $62 $97 $312 $466 $587 $126 $158 $0 $100 $200 $300 $400 $500 $600 $700 A or Better A- B++ B+ to E NR

Program Services We Have a Diverse and Growing Customer Base Our Program Services customers fall into two main categories: Producers Capacity providers Our customers need us for one or more of the following reasons: Lack required insurance license Lack adequate A.M. Best rating Ability to write new programs without alienating existing distribution sources Customer Category License Rating Eliminate Channel Conflict General Agents • • U.S. Carriers • • • Non-U.S. (Re)insurers • • Institutional Risk Investors • • N/C sm 11/20 8

Over half of our customers have been with us for at least 5 years Significant new business from institutional risk investors and non-“A” rated carriers We source new business through extensive relationships with reinsurance brokers We have focused our direct marketing efforts on general agents and capacity providers in Bermuda, London and the U.S. Program Services Long-Standing Relationships Combined with Significant New Customers 2013 Written Premium by Origination Source 2013 Written Premium by Client Tenure N/C sm 11/20 9 Broker 53% Direct General Agent 13% Reinsurer Referral 15% Carrier Inquiry 13% Professional Referral 6% New 30% 1 Year 8% 2 to 4 Years 10% 5+ Years 52%

Nephila Capital Ltd. is a leading Bermuda-based institutional insurance risk investor Focused on U.S. property with catastrophe exposure Manages funds totaling ~$10B Ownership group includes: KKR (~25%) and Man Group plc (~19%) In 2014 we signed a new three year agreement that provides $400 MM in annual capacity and minimum fees, as shown in the schedule below While premium volume is ramping up somewhat slower than expected, we remain optimistic about the future of the relationship Program Services Nephila Relationship Represents Significant Potential Growth Minimum Premiums Written from Nephila ($ in millions) Updated 11/18/14 sm 10 $300 $400 $0 $100 $200 $300 $400 $500 2015 2016

Meadowbrook Insurance Group, Inc. and Fosun International Limited announced on December 30 the proposed acquisition of Meadowbrook by Fosun Approved by both companies’ boards Expected to close in second half of 2015 Subject to regulatory approval and customary closing conditions1 Impact on Meadowbrook’s A.M. Best Rating unknown Rating under review with positive implications2 Initial downgrade due to reserve development and poor underwriting results3 Impact on State National $10.7MM in ceding fees earned for first 9 months of 2014 If Fosun/Meadowbrook deal closes, unknown if Meadowbrook will seek to terminate fronting arrangement in second half of 2015 or subsequently If fronting arrangement is terminated, the loss of ceding fees will be mitigated to some extent by the run-off of business ceded prior to termination and minimum ceding fees of approximately $4.3 MM payable in respect of the period 7/1/15 to 6/30/16. Program Services Meadowbrook Insurance Group Updated 11/19/14 sm 11 Source: Joint Meadowbrook/Fosun press release dated December 30, 2014 Source: Best’s Insurance News & Analysis, January 5, 2015 Source: SNL Financial, January 2, 2015

Program Services 2014 Sales Sold Accounts 15 new accounts $180 MM expected premium in 2015 Downgrades $50 MM expected additional premium in 2015 Lost Accounts 10 Notices of Cancellation received $75 MM written premium in 2013 $45 MM estimated premium in 2014 12

Emergence of insurance risk as an asset class Demand for access to U.S. insurance risk by non-U.S. carriers Additional market dislocation in the P&C industry Continued P&C industry premium growth Changes in Average Commercial P&C Rate (Year over Year) Global Reinsurance Capital ($ Billions) 10% CAGR Program Services We Believe there are Several Drivers for Future Growth Source: Aon Benfield, MarketScout Updated 11/18/14 sm From FBR 13 $321 $378 $447 $428 $466 $490 $511 $19 $22 $24 $28 $39 $50 $59 $340 $400 $470 $455 $505 $540 $570 $250 $350 $450 $550 $650 2008 2009 2010 2011 2012 2013 2Q 2014 Traditional Alternative (16%) (12%) (8%) (4%) 0% 4% 8% Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12 Jan-13 Jul-13 Jan-14 Jul-14

Provides collateral protection insurance (“CPI”) to credit unions, banks and other specialty lenders Insures physical damage on autos held as collateral Claims paid only upon loan default if car is damaged Also offers premium deficiency and skip coverage Only vertically integrated CPI provider focused primarily on this product Exclusive relationship with CUNA Mutual, a leading insurer focused on credit unions Joint venture provides access to approximately 95% of the credit union market, measured by number Has enabled us to achieve approximately 25% market share in credit union sector Low severity and profitable business Limited coverage and short tail business Typically sub-90% combined ratio Lender Services Overview Borrower State National Credit Union Bank Specialty Lender Fails to maintain required insurance coverage State National monitors coverage status (InsurTrak) Claims paid if borrower defaults and car is damaged Loan payments Insurance payments Insurance payments N/C sm 11/20 14

Over 600 relationships with credit unions, banks and other specialty lenders 5.5 MM loans monitored No client more than 3% of premiums Significant presence in credit union space Exclusive relationship with CUNA Mutual Access to approximately 95% of credit union market Leading provider with approximately 25% market share Growing sales opportunity with banks and specialty lenders 5% of earned premium at September 30, 2014 Opportunity to offer additional complementary products Proprietary, internally built and managed technology platform with capacity to service much larger portfolio Premium Breakdown by Earned Premium – 3Q2014 Client Tenure – 3Q2014 Lender Services Diverse Customer Relationships Updated 11/18/14 sm From Erin Dietz 15 15+ Years 5% 10 - 15 years 15% 5 - 10 years 16% 2 - 4 years 53% 2 years or newer 11% Banks and Other Specialty Lender 5% Other Credit Unions 39% CUNA Mutual Alliance Credit Unions 56%

Lender Services 2014 Sales Sold Accounts 410,000 loans sold 46 accounts sold Growth in Existing Accounts 320,000 loans Lost Accounts 560,000 loans lost1 23 accounts lost 16 1 Loss of a single large account effective 3/31/14 (notified in 2013) consisting of 465,000 loans.

Increasing automobile sales Average age of cars has steadily increased Improving economy Increasing credit availability Further increases automobile sales, particularly in our insured’s demographic Higher average loan balance Increased focus on non-credit union market Bank and specialty lender market substantially larger than credit union market Dedicated salesman Possible acquisition opportunities Lender Services Significant Growth Prospects Annual New Car Sales Average Age of Existing Cars Source: U.S. Department of Commerce; Blue Chip Economic Indicators (4/14 and 3/13); Polk (August 2013 Survey) Updated 11/18/14 sm From FBR 17 17.4 17.8 17.5 17.1 16.6 16.9 16.9 16.5 16.1 13.2 10.4 11.6 12.7 14.4 15.5 16.4 16.8 9 10 11 12 13 14 15 16 17 18 19 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14F 15F MM of Cars 9.9 10.0 10.1 10.3 10.6 10.9 11.2 11.4 11.4 9 10 11 12 2006 2007 2008 2009 2010 2011 2012 2013 2014 Average age (in years)

CUNA Mutual is a leading insurance company focused on credit unions in the U.S. Founded in 1935 $2.4B policyholders surplus and $17.5B assets as of 12/31/13 Relationships with 95% of credit unions in the U.S. Exclusive relationship formed with CUNA Mutual in 2009 Access to CUNA Mutual’s 200 person sales force Effective July 1, 2014, we increased our retention to 70% from 50% Immediate, mechanical increase in our retained premiums We already control and manage the entire book of business Extended additional 4 years, through 2018 Lender Services CUNA Mutual Relationship Premiums Earned from CUNA Mutual Relationship 1. Adjusted to reflect increased retention Updated 11/19/14 sm 18 $22.0 $25.2 $30.3 $37.1 $30.6 $35.0 $42.1 $47.3 $0 $10 $20 $30 $40 $50 2011 2012 2013 3Q14 LTM Earned Premium Pro Forma¹

Financial Overview Adjusted Net Income ($ in millions)2 Adjusted After-Tax Return on Equity2 3Q 2014 Segmented Adjusted Pre-tax Income ($ in millions)1 Gross Premiums Written ($ in millions) 43% growth 50% growth Adjusted to eliminate the impact of founder special compensation, non-recurring offering expenses and contract modification expense. See “Adjusted Pre-Tax Income Reconciliation” in the appendix for reconciliation to pre-tax income Adjusted to eliminate the impact of founder special compensation, non-recurring offering expenses, contract modification expense and the pro forma provision for income taxes as if the Company had been treated as a C Corporation for the period presented. The estimated effective tax rate for the nine months ending September 30, 2014 and 2013 was 38.8% and 38.1%, respectively. The estimated effective tax rate for December 31, 2013, 2012 and 2011 was 38.1%, 37.2% and 35.7%, respectively. See “Adjusted Net Income Reconciliation” in the appendix for reconciliation to net income. Updated 1/5/15 sm 19 $22 $20 $22 $20 $29 $10 $14 $18 $22 $26 $30 2011 2012 2013 3Q13 LTM 3Q14 LTM 15.8% 14.0% 15.7% 15.9% 0% 5% 10% 15% 2011 2012 2013 3Q14 LTM $25 $10 - $1 -$15 -$10 -$5 $0 $5 $10 $15 $20 $25 Fees Underwriting Corporate $713 $635 $810 $699 $1,047 $0 $200 $400 $600 $800 $1,000 $1,200 2011 2012 2013 3Q13 LTM 3Q14 LTM

Historical Balance Sheet Updated 11/19/14 sm 20 ($ in millions) December 2013 September 2014 Assets Investments, cash and cash equivalents 252.7 $ 337.7 $ Deferred acquisition costs 1.1 1.1 Reinsurance recoverables 1,372.2 1,620.6 Deferred income taxes, net 3.7 21.9 Goodwill and intangible assets, net 7.9 7.0 Other assets 53.4 56.2 Total assets 1,691.0 2,044.5 Liabilities Unpaid losses and loss adjustment expenses 1,016.6 $ 1,166.5 $ Unearned premiums 386.3 484.9 Allowance for policy cancellations 39.6 46.0 Deferred ceding fees 18.7 24.0 Subordinated debentures (Trust Preferred) 52.0 52.0 Other liabilities 32.4 38.5 Total liabilities 1,545.6 $ 1,811.9 $ Total shareholders’ equity 145.4 $ 232.6 $ Total liabilities and shareholders’ equity 1,691.0 $ 2,044.5 $

Historical Adjusted Income Statement1 1 See “Adjusted Net Income Reconciliation” in the appendix for reconciliation to net income Updated 1/5/15 sm 21 ($ in millions) 12 Months Ended December 31, 2013 9 Months Ended September 30, 2013 9 Months Ended September 30, 2014 Program Services Gross premium written 691.1 $ 465.6 $ 693.3 $ Fee income: Ceding fees 32.9 $ 22.5 $ 33.0 $ Other income (0.5) (0.5) - Total revenues 32.4 22.0 33.0 G&A and other expenses 11.9 8.7 8.1 Program Services pre-tax income $ 20.5 $ 13.3 $ 24.9 Lender Services Gross premium written 118.9 $ 80.9 $ 90.0 $ Premium & commissions: Premium earned 84.9 $ 61.0 $ 69.6 $ Commissions and other income 3.1 2.3 2.1 Total revenues 88.0 63.3 71.7 Expenses: Losses & LAE 31.6 23.1 28.9 G&A and other expenses 40.6 30.8 33.2 Total expenses 72.2 53.9 62.1 Lender Services pre-tax income (loss) $ 15.8 $ 9.4 $ 9.6 Corporate pre-tax income (loss) $ (0.6) $ (0.4) $ (0.6) Total pre-tax income (loss) $ 35.7 $ 22.3 $ 33.9 Income tax expense (benefit) 13.6 8.6 13.1 Adjusted net income 1 $ 22.1 $ 13.7 $ 20.8 Net income $ 22.7 $ 8.8 $ 4.2 ROE for the trailing 12 months based on adjusted net income 1 15% 15% 16%

Portfolio Composition by Asset Class ($ in millions) Investment Portfolio: $254 million Fixed Income Portfolio Average Duration: 4 years Average Yield: 2.6%1 Investment Portfolio As of September 30, 2014 1. As of December 31, 2013 Updated 11/19/14 sm From Twana 22 $17 $49 $86 $82 $17 $3 $0 $50 $100 $150 $200 $250 $300 Common and preferred stock Commercial mortgage- backed Residential mortgage- backed Industrial and miscellaneous State and municipality Government and government agency U.S. Treasury 5.8% AAA 27.8% AA, AA+, AA - 38.9% A, A+, A - 12.7% BBB, BBB+, BBB - 11.9% BB+ and lower 3.1%

Capital Efficient Business Model Our business has different operating and risk characteristics than a typical P&C company Gross Leverage (GPW/Ending Equity) Updated 11/19/14 sm 23 5.1x 4.3x 5.3x 5.0x 1.5x 0x 1x 2x 3x 4x 5x 6x 2011 2012 2013 3Q14 Trailing 12 2013 P&C Industry

Highly attractive business model Favorable conditions for growth Significant barriers to entry with limited competition Strong capital base with limited underwriting exposure Experienced management team with significant ownership Investment Highlights N/C sm 11/20 24

Appendix

Name Background Terry Ledbetter Co-Founder, Chairman, President and CEO Co-founded the Company in 1973 Over 40 years experience in the insurance industry Gene Becker Director President of Eugene Becker & Associates Operating Partner of Golden Gate Capital and Altamont Capital Over 25 years experience in the insurance industry Marsha Cameron Director Partner and co-founder of Paradox Compensation Advisors Managing Partner and founder of Aperture Coaching to Management More than 30 years of experience in the areas of leadership coaching, executive compensation consulting, performance management and other areas David King Director Managing Director of Fortress Investment Groups’ Credit Funds Formerly Senior Managing Director of Bear Stearns Merchant Banking and its successor Irving Place Capital Fred Reichelt Director Extensive experience in the financial services industry with Unitrin and Fireside Bank, a subsidiary of Unitrin Board of Directors Updated 11/18/14 sm A-1

Adjusted Net Income Reconciliation

($ in millions)	12 Months Ended December 31, 2013	9 Months Ended September 30, 2013	9 Months Ended September 30, 2014
Net income	$ 22.7	$ 8.8	$ 4.2
Plus: Provision for income taxes to reflect change to C corporation status [1]	(6.9)	(1.4)	4.2
Less: Recognition of deferred tax asset upon conversion to C corporation status [2]	-	-	14.5
Plus: Founder special compensation [3]	6.3	6.3	11.0
Plus: Offering expenses [3]	-	-	5.0
Plus: Contract modification expense [3,4]	-	-	10.9
Adjusted net income	**$ 22.1**	**$ 13.7**	**$ 20.8**

1 Upon the completion of the private placement, our parent company's status as a Subchapter S corporation terminated and our consolidated income became fully subject to U.S. federal income taxes. This adjustment represents estimated income taxes as if the Company had been treated as a C Corporation for each period presented. The estimated tax was calculated assuming the Company's blended statutory federal and state income tax rates of 38.8% and 38.1% for the nine months ended September 30, 2014 and September 30, 2013, respectively and 38.1% for the year ended December 31, 2013.

2 As a result of the Company's conversion to a C Corporation, the deferred tax asset increased by approximately $14.5 million primarily due to the effects of eliminating deferred tax balances on the insurance subsidiaries related to intercompany transactions. This excludes the tax effect related to contract modification expense as discussed in note (4) below.

3 Founder special compensation, offering-related expenses, and contract modification expense are shown net of the estimated tax benefit for each period presented. The estimated tax was calculated assuming the Company's blended statutory federal and state income tax rates of 38.8% and 38.1% for the periods ended September 30, 2014 and 2013, respectively and 38.1% for the year ended December 31, 2013.

4 In connection with the recent amendment to the alliance agreement with CUNA Mutual, we paid CUNA Mutual $17.8 million. As a result, we recorded contract modification expense of $17.8 million, or $11.0 million net of tax benefit.

A-2

Adjusted Pre-Tax Income Reconciliation Updated 1/6/15 sm Adjusted pre-tax income is considered a non-GAAP financial measure because it reflects the following adjustments to pre-tax income, which is the most directly comparable measure calculated in accordance with GAAP: the amount of founder special compensation and the non-recurring offering-related expenses and contract modification expense related to the amendment to our alliance agreement with CUNA Mutual. A-3 ($ in millions) 12 Months Ended December 31, 2013 9 Months Ended September 30, 2013 9 Months Ended September 30, 2014 Program pre-tax income 20.5 $ 13.3 $ 24.9 $ Program adjusted pre-tax income 1 20.5 $ 13.3 $ 24.9 $ Lender pre-tax income 15.8 $ 9.4 $ (8.2) $ Plus: Contract modification expense 1 - - 17.8 Lender adjusted pre-tax income 1 15.8 $ 9.4 $ 9.6 $ Corporate pre-tax income (10.8) $ (10.6) $ (26.7) $ Plus: Founder special compensation 1 10.2 10.2 17.9 Plus: Offering expenses 1 - - 8.2 Corporate adjusted pre-tax income 1 (0.6) $ (0.4) $ (0.6) $ Pre-tax income 25.5 $ 12.1 $ (10.0) $ Plus: Founder special compensation 1 10.2 10.2 17.9 Plus: Offering expenses 1 - - 8.2 Plus: Contract modification expense 1 - - 17.8 Adjusted pre-tax income 1 35.7 $ 22.3 $ 33.9 $

January 2015